                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                                  CHOICETEL COMMUNICATIONS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                                    N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
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     (4) Date Filed:
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
                         CHOICETEL COMMUNICATIONS, INC.
                             9724 10TH AVENUE NORTH
                           PLYMOUTH, MINNESOTA 55441
                                 (612) 544-1260

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 27, 1998

                            ------------------------

TO THE SHAREHOLDERS OF

CHOICETEL COMMUNICATIONS, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Choicetel Communications, Inc., a Minnesota corporation (the "Company"), will be held on Wednesday, May 27, 1998, at 3:30 p.m. (Minneapolis time), at the Conference Center in the offices of Robins, Kaplan, Miller & Ciresi L.L.P., 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota 55402, for the following purposes:

    1.  To elect five directors of the Company for the coming year.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Holders of record of the Company's Common Stock at the close of business on April 17, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

    Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

                                          By Order of the Board of Directors

                                          Melvin Graf, SECRETARY

April 30, 1998

    WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                         CHOICETEL COMMUNICATIONS, INC.
                             9724 10TH AVENUE NORTH
                           PLYMOUTH, MINNESOTA 55441
                                 (612) 544-1260

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                            SOLICITATION OF PROXIES

    The enclosed proxy is solicited by and on behalf of the Board of Directors of Choicetel Communications, Inc., a Minnesota corporation (the "Company"), for use at the Annual Meeting of Shareholders ("Annual Meeting") to be held on May 27, 1998, and any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 30, 1998.

    The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.

                         VOTING AND REVOCATION OF PROXY

    Only shareholders of record at the close of business on April 17, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 2,915,006 shares of Common Stock outstanding. Holders of record of the Company's Common Stock on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.

    Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted FOR the election of the nominees for the Board of Directors named in this Proxy Statement. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the Secretary of the Company, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

    A quorum, consisting of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in "street name" which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The business and affairs of the Company are managed under the direction of its Board of Directors. Each director is elected for a term of one year or until his or her successor is elected.

    Shareholders will be asked at the Annual Meeting to elect five directors. The Board has nominated the five individuals named below to serve as directors of the Company. Unless authority is withheld, all proxies received in response to this solicitation will be voted FOR the election of the nominees named below. Each of the nominees named below is now a director of the Company and has served continuously as a director since the year indicated. Each of the nominees was elected by the shareholders at the 1997 Annual Meeting, except for Mr. Hegstrom and Mr. Wigley who were appointed by the Board of Directors in June 1997 and January 1998, respectively. All nominees have indicated a willingness to serve if elected. If any nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

                                                                                                                  DIRECTOR
NAME                                                 POSITIONS WITH COMPANY                             AGE         SINCE
----------------------------  --------------------------------------------------------------------      ---      -----------
Gary S. Kohler..............  Chairman of the Board of Directors                                            41         1989
Jeffrey R. Paletz...........  President and Director                                                        42         1989
Melvin Graf.................  Executive Vice President, Secretary and a Director                            42         1989
Robert A. Hegstrom..........  Director                                                                      55         1997
Michael Wigley..............  Director                                                                      44         1998

SHAREHOLDER APPROVAL

    The affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL 1.

                 INFORMATION CONCERNING DIRECTORS AND NOMINEES

DIRECTORS AND NOMINEES

    All of the nominees for election to the Company's Board of Directors are presently serving as directors of the Company. The following discussion sets forth certain information concerning the directors and nominees of the Company.

    GARY S. KOHLER is a founder and has served as Chairman of the Board of Directors of the Company since its inception in 1989. Mr. Kohler is President of Kohler Capital Management, Inc., an investment management firm which he formed in October 1997. From July to October 1997, Mr. Kohler was a partner in Tarmachan Capital Management, an investment management firm. Prior to that and since 1984, he was employed as Vice President of Okabena Company, a private holding company. Mr. Kohler serves on the board of Northwest Mortgage Services, Inc. Mr. Kohler has an M.B.A. degree from Cornell University and a B.A. degree from the University of Minnesota. Mr. Kohler is the brother of Jack S. Kohler.

    JEFFREY R. PALETZ is a founder of the Company, has been a director since its inception and has been President since 1993, overseeing all operations of the Company. Prior to founding the Company in 1989, Mr. Paletz was employed for 13 years at Sportsman's Guide, a mail order retailer, where he oversaw the computer data operations. Mr. Paletz has a B.S. degree in Business from the University of Minnesota.

    MELVIN GRAF is a founder of the Company, has been a director since its inception and has been Executive Vice President and Secretary since 1993, overseeing all marketing and leasing activities. Mr. Graf served as President of the Company until 1993. Prior to founding the Company in 1989, Mr. Graf was President of Network Travel, a Minneapolis travel agency, for five years. Mr. Graf has a B.S. degree in Business from the University of Minnesota.

    ROBERT A. HEGSTROM became a director of the Company in June 1997. In January 1997, Mr. Hegstrom joined Northwest Services, Inc. as Chairman, President and Chief Executive Officer. Prior to that, he was a private investor for two years and, from December 1991 to January 1995, he was Executive Vice President of Green Tree Financial Corporation.

    MICHAEL WIGLEY became a director in January 1998. Since 1989 Mr. Wigley has been President and Chief Financial Officer of Great Plains Companies, Inc., a diversified holding company. Mr. Wigley has an M.B.A. from Harvard Business School, a M.S. from Stanford University and a B.S. degree from the University of Minnesota.

BOARD COMMITTEES AND ACTIONS

    During calendar year 1997, the Board of Directors met four times. The Board of Directors has two standing committees, a Compensation Committee and an Audit Committee which were appointed in January, 1998. During 1997, each director attended at least 75% of the total number of meetings of the Board.

    The Compensation Committee will review and make recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers of the Company and will administer the Company's 1997 Long-Term Incentive and Stock Option Plan. The Committee members are Robert A. Hegstrom, Gary S. Kohler and Jeffrey R. Paletz.

    The Audit Committee is responsible for recommending the appointment of a firm of independent public accountants to audit the books and records of the Company and its subsidiary, will review the internal and external financial reporting of the Company and the scope of the independent audit. The Committee members are Michael Wigley, Robert A. Hegstrom and Gary S. Kohler.

    The Board of Directors acts as the nominating committee. See "Information Concerning Directors and Nominees."

DIRECTOR COMPENSATION

    No cash compensation is paid to the Company's directors. Independent, non-employee directors (Mr. Hegstrom and Mr. Wigley) received an option to purchase $75,000 of Common Stock, valued as of the date of grant. The options were issued pursuant to the Company's 1997 Long-Term Incentive and Stock Option Plan, are exercisable upon grant and have five-year term and an exercise price equal to the fair market value of the Common Stock as of the date of grant. No options will be issued to employee directors for their service as directors.

EXECUTIVE OFFICERS

    The following discussion sets forth information about the executive officers of the Company who are not directors.

                                                                                                                    OFFICER
NAME                                              POSITIONS WITH COMPANY                                 AGE         SINCE
----------------------  ---------------------------------------------------------------------------      ---      -----------
Jack S. Kohler........  Vice President and Chief Financial Officer                                           43         1993
Dustin Elder..........  Vice President                                                                       29         1997
Michael Kuban.........  Controller                                                                           49         1998

    JACK S. KOHLER has been Vice President and Chief Financial Officer of the Company since 1993. Prior to joining the Company, Mr. Kohler was employed for 13 years in various management and accounting positions at Cargill, Inc., where he most recently served in the internal audit division. Mr. Kohler has a B.S. degree in Accounting from the University of Minnesota. Mr. Kohler is the brother of Gary S. Kohler.

    DUSTIN ELDER became a Vice President of the Company in August 1997. Mr. Elder had been President of Communications Assisted Technologies, Inc. for three years prior to joining the Company. Prior to that, he was a student at the University of Iowa where he earned a B.S. degree in Mathematics and Computer Science.

    MICHAEL KUBAN became Controller of the Company in January 1998. Prior to joining the Company, Mr. Kuban was employed for 26 years with Unisys Corporation in various financial management positions. Mr. Kuban has a B.S. degree in Business administration from Pennsylvania State University.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table and accompanying footnotes set forth certain summary information, relating to the three years ended December 31, 1997, with respect to the Company's Chief Executive Officer and the Company's three other most highly compensated executive officers during 1997.

                                                                                              LONG-TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                 ANNUAL COMPENSATION                    ---------------------
                                ------------------------------------------------------       SECURITIES
                                                                     OTHER ANNUAL            UNDERLYING             ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR     SALARY($)  BONUS($)      COMPENSATION($)        OPTIONS/SARS(#)        COMPENSATIONS
------------------------------  ---------  ---------  ---------  ---------------------  ---------------------  -------------------
Jeffrey R. Paletz,............       1997  $  77,350  $  15,476           --                     --                    --
  President                          1996     70,000     10,000           --                     --                    --
                                     1995     63,000     10,000           --                     --                    --

Jack S. Kohler,...............       1997  $  87,600(1) $  19,080          --                    --                    --
  Vice President and                 1996     62,000(1)     6,000          --                    --                    --
  Chief Financial Officer            1995     62,000(1)     6,000          --                    --                    --

Melvin Graf,..................       1997  $  70,000  $  10,480           --                     --                    --
  Executive Vice President           1996     62,000      6,000           --                     --                    --
                                     1995     56,000      6,000           --                     --                    --

Dustin Elder,.................       1997  $  54,000(2) $   1,000          --                    --                    --
  Vice President                   --
                                   --

------------------------

(1) Includes 6,000 shares of the Company's common stock issued in lieu of cash compensation valued at $4.00 in 1997 and $1.00 per share in 1996 and 1995.

(2) Mr. Elder joined the Company in 1997.

EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with Jeffrey R. Paletz, Melvin Graf and Jack S. Kohler effective April 15, 1997, and an employment agreement with Dustin Elder effective August 14, 1997, all of which provide for an initial term expiring in April 1999, with automatic one-year renewals. The agreements provide a base salary and the right to receive additional compensation in the form of salary, bonus and other benefits as the Board of Directors shall determine in its sole discretion. The agreements prohibit each officer from competing against the Company for a period of one year after employment ceases and from communicating with a site provider until six months following expiration of the site agreement. In the event of termination of the officer's employment, except a termination for cause, the terminated officer is entitled to receive full compensation and benefits for a six-month period.

BONUS PROGRAM

    In 1997, the Company implemented its Incentive Compensation Plan to provide an opportunity for executive officers and other Company employees to receive a bonus based on individual and Company performance. The maximum bonus for any executive officer will be 40% of annual salary. The bonus opportunity for Jeffrey R. Paletz, the Company's President, depends on the Company's realizing targeted earnings per share. The bonus opportunities for other executive officers depend on the success rate for new installations of payphones and the number of completed acquisitions. The bonus opportunity for other Company employees is discretionary and not subject to specific criteria.

STOCK OPTION PLAN

    Under the terms of the Company's 1997 Long-Term Incentive and Stock Option Plan (the "Stock Option Plan"), all of the directors, officers, other employees and consultants of the Company are eligible to receive options to purchase shares of the Company's Common Stock as part of their compensation package.

    The Board of Directors adopted the Stock Option Plan on April 17, 1997, and the shareholders approved it on April 18, 1997. The Stock Option Plan provides for the grant both of incentive stock options intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options that do not qualify for such treatment. The exercise price of incentive stock options must equal or exceed the fair market value of the Common Stock at the time of grant. The exercise price of non-qualified stock options must equal or exceed 85% of the fair market value of the Common Stock at the time of grant. The Stock Option Plan also provides for grants of stock appreciation rights, restricted stock awards and performance awards and allows for the grant of restoration options.

    The Compensation Committee of the Board of Directors administers the Stock Option Plan, subject to approval of the Board. A total of 100,000 shares of Common Stock are reserved for issuance under the Stock Option Plan. Incentive stock options may be granted under the Stock Option Plan only to any full or part-time employees, directors who are not employees, and consultants and independent contractors to the Company are eligible to receive options which do not qualify as incentive stock options, as well as other awards. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Board of Directors may take into account the nature of services rendered by the Company, and such other factors as the Board of Directors in its discretion shall deem relevant.

    The Board of Directors may amend or discontinue the Stock Option Plan at any time but may not, without shareholder approval, make any revisions or amendments to the Stock Option Plan that increase the number of shares subject to the Stock Option Plan, decrease the minimum exercise price, extend the maximum exercise term, or modify eligibility requirements. The Board of Directors may not alter or impair any award granted under the Stock Option Plan without the consent of the holder of the award. The Stock Option Plan will expire April 15, 2007.

    Pursuant to the terms of the Stock Option Plan, appropriate adjustments to the Stock Option Plan and outstanding options will be made in the event of changes in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in corporate structure.

    The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 1997 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                           POTENTIAL REALIZABLE
                                                                                                         VALUE AT ASSUMED ANNUAL
                                                              INDIVIDUAL GRANTS                            RATES OF STOCK PRICE
                                                     ------------------------------------
                                                      PERCENT OF TOTAL                                   APPRECIATION FOR OPTION
                                                           OPTIONS
                                                         GRANTED TO                                              TERM(1)
                                    OPTIONS GRANTED     EMPLOYEES IN      EXERCISE PRICE   EXPIRATION   --------------------------
NAME                                      (#)               1997              ($/SH)          DATE         5%($)        10%($)
----------------------------------  ---------------  -------------------  ---------------  -----------  -----------  -------------
Dustin Elder......................        20,000                100          $    6.75       8/13/2000           0             0

    The following table sets forth certain information regarding the number and value of unexercised stock options held by the executive officers named in the Summary Compensation Table as of the end of the Company's fiscal year ended December 31, 1997.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

                                                                                  NUMBER OF UNEXERCISED
                                                                                 OPTIONS AT YEAR-END(#)
                                                SHARES                           -----------------------
                                              ACQUIRED ON           VALUE             EXERCISABLE/
NAME                                          EXERCISE(#)        REALIZED($)          UNEXERCISABLE
-----------------------------------------  -----------------  -----------------  -----------------------
Dustin Elder.............................              0                  0                20,000
Jack S. Kohler...........................              0                  0                50,000

                                              VALUE OF UNEXERCISED
                                              IN-THE-MONEY OPTIONS
                                                AT YEAR-END($)(1)
                                           ---------------------------
                                                  EXERCISABLE/
NAME                                              UNEXERCISABLE
-----------------------------------------  ---------------------------
Dustin Elder.............................                   0
Jack S. Kohler...........................                   0

CERTAIN TRANSACTIONS

    The Company had an arrangement with Gary S. Kohler, the Company's Chairman of the Board, pursuant to which Mr. Kohler advises the Company's management on an as-needed basis. The consulting fees paid to Mr. Kohler for rendering this service for the year ended December 31, 1997, totaled $24,000. Currently, the monthly fee paid for Mr. Kohler's consulting services is $2,000, however, the Company and Mr. Kohler have agreed that commencing in April, 1998, he will be paid $125 per hour for consulting services.

    At June 30, 1997, the Company had subscription receivables from officers in the aggregate amount of $18,581. Of such amount, $8,581 is due from Jeffrey R. Paletz in connection with the purchase of 171,428 shares of Common Stock in 1989 and $10,000 is due from Melvin Graf in connection with the purchase of 200,000 shares in 1989. Messrs. Paletz and Graf have agreed to pay the subscription receivables before November 10, 1998, plus 6% simple interest accruing from 1989.

    It is the Company's policy that it not engage in any material transactions with officers, directors or beneficial holders of 5% or more of the Company's Common Stock, or affiliates of such persons, unless the terms of any such transaction are no less favorable to the Company than those that could be obtained from unaffiliated third parties and are approved by a majority of the Company's independent directors who do not have an interest in the transaction and who have had access, at the Company's expense, to the Company's or independent legal counsel. Further, the Company will not make loans to officers and directors, or their affiliates, for the purpose of purchasing securities from the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth information as of December 31, 1997, regarding the beneficial ownership of shares of Common Stock of the Company by each director and executive officer of the Company, by all directors and executive officers of the Company as a group, and by each shareholder known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock.

                                                                                  NUMBER OF SHARES      PERCENT OF
                                                                                    BENEFICIALLY        OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                                                  OWNED(1)           SHARES(2)
------------------------------------------------------------------------------  --------------------  ---------------
Perkins Capital Management, Inc. (3)..........................................           217,500               7.5
730 East Lake Street
Wayzata, MN 55391-1769

DIRECTORS AND EXECUTIVE OFFICERS:

Gary S. Kohler (4)............................................................         1,032,784              35.4
Jeffrey R. Paletz.............................................................           347,398              11.9
Melvin Graf (5)...............................................................           213,334               7.3
Jack S. Kohler (6)(7).........................................................           327,500              11.0
Dustin Elder (8)..............................................................            59,240               2.0
Robert A. Hegstrom............................................................           --                 --
Michael Wigley................................................................           --                 --
All directors and executive officers as a group (7 persons)...................         1,780,256              59.6

------------------------

(1) Each person has sole voting power and sole dispositive power with respect to all outstanding shares, except as otherwise noted or disclosed by the beneficial owner in the Schedule 13G filing described at footnote 3 below.

(2) Based on 2,915,006 shares outstanding at December 31, 1997. Such amount does not include 93,500 shares of common stock issuable upon exercise of stock options. Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person(s) within 60 days upon the exercise of existing stock options or warrants.

(3) Reflects information included on Schedule 13G dated February 11, 1998 filed with the Securities and Exchange Commission.

(4) Includes 40,000 shares held by Gary S. Kohler as custodian for the benefit of his children. Mr. Kohler disclaims beneficial ownership of such shares.

(5) Includes 13,334 shares held by Mr. Graf's spouse. Mr. Graf disclaims beneficial ownership of such shares.

(6) Includes 200,000 shares currently owned by Gary S. Kohler, who has granted an option to Jack S. Kohler to acquire such shares.

(7) Includes options to acquire 50,000 shares from the Company.

(8) Includes options to acquire 20,000 shares from the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company's directors, executive officers and any persons holding more than 10% of the outstanding Common Stock of the Company are required to file with the Securities and Exchange Commission reports concerning their initial ownership of Common Stock and any subsequent changes in such ownership. The Company believes that during 1997 the filing requirements were satisfied on a timely basis by all such persons. In making this disclosure, the Company has relied solely on written representations of its directors, officers and beneficial owners of more than 10% of the Common Stock and copies of the reports they have filed with the Securities and Exchange Commission and furnished to the Company.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed the firm of Schechter Dokken Kanter Andrews & Selcer, Ltd., independent public accountants, to audit the financial statements of the Company and its subsidiary for the fiscal year ending December 31, 1998.

    A representative of Schechter Dokken Kanter Andrews & Selcer, Ltd. is expected to be present at the meeting and to be available to respond to appropriate questions. The representative will also be provided an opportunity to make a statement, if he or she so desires.

                           PROPOSALS OF SHAREHOLDERS

    Any shareholder wishing to have a proposal considered for inclusion in the Company's proxy solicitation materials for the Annual Meeting of Shareholders to be held in 1999 must set forth such proposal in writing and file it with the Secretary of the Company no later than February 1, 1999.

                                 OTHER BUSINESS

    At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

                             FINANCIAL INFORMATION

    The Company's 1997 Annual Report to Shareholders for the year ended December 31, 1997, including consolidated financial statements accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

                                          By Order of the Board of Directors

                                          Melvin Graf,
                                          SECRETARY

April 30, 1998

PROXY
                         CHOICETEL COMMUNICATIONS, INC.
                     PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 27, 1998

    The undersigned, revoking all prior proxies, hereby appoints Jeffrey R. Paletz and Jack S. Kohler, or either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of Common Stock of ChoiceTel Communications, Inc. (the "Company") of record in the name of the undersigned at the close of business on April 17, 1998, at the Annual Meeting of Shareholders to be held on Wednesday, May 27, 1998, or at any adjournment thereof, upon the following matters:

1.  Election of the following nominees as directors:

                Gary S. Kohler, Jeffrey R. Paletz, Melvin Graf,
                       Robert A. Hegstrom, Michael Wigley

     / / FOR ALL NOMINEES    / / WITHHOLD FOR ALL NOMINEES

     / / FOR ALL NOMINEES
     EXCEPT THE FOLLOWING:
     (Write the name(s) of the nominee(s) withheld in the space provided below.)

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2.  In their discretion the Proxies are authorized to vote upon such matters as may properly come before the meeting.

    Please mark, date, sign, and mail this proxy promptly in the enclosed envelope.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
                                              DATED: _____________________, 1998
                                              __________________________________
                                              __________________________________
                                              __________________________________
                                                         Signature(s)

                                              Please sign your name exactly as
                                              it appears below. In the case of
                                              shares owned in joint tenancy or
                                              as tenants in common, all should
                                              sign. Fiduciaries should indicate
                                              their title and authority.